EXHIBIT 23(b)



                              CONSENT OF INDEPENDENT AUDITORS


      We consent to the incorporation by reference in the Registration Statement on Form S-4 of our report dated February 11, 1994, with respect to the consolidated financial statements of Farmers National Bancorp incorporated by reference in its Annual Report on Form 10-K for the year ended December 31, 1993, filed with the Securities and Exchange Commission.



                                                      STEGMAN & COMPANY

Towson, Maryland

October 6, 1994